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                                                                 EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Pharmacopeia, Inc.'s previously filed Registration Statements Files No. 333-80341, No. 333-20883, No. 333-56883 and No. 333-79577.

/s/ Arthur Andersen LLP

Arthur Andersen LLP

San Diego, California
March 30, 2000